                                                                    EXHIBIT 23.5

                               DIRECTOR'S CONSENT

      I hereby consent to the use of my name in the Registration Statement on Form S-1 of Artisan Entertainment Inc. under the headings "Management" and "Principal and Selling Stockholders."

/s/ John H. Josephson
  ___________________________
  John H. Josephson

Dated: February 10, 2000